SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 10, 2005

POLAR MOLECULAR HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50341	87-0415228
State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer ID No.)

4600 South Ulster Street

Suite 940

Denver, Colorado 80237

(Address of principal executive offices) (Zip Code)

(303) 221-1908

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01       REGULATION FD DISCLOSURE

On October 10, 2005, Polar Molecular Holding Corporation announced that it will hold its Annual Meeting for Shareholders on December 30, 2005 at 12:00 noon mountain time, at the Company’s Corporate Headquarters in Denver, Colorado USA.  A copy of the press release is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1         Press release dated October 10, 2005, “Polar Molecular Holding Corporation announced today that it will hold its Annual Meeting for Shareholders”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005
POLAR MOLECULAR HOLDING CORPORATION

By:
/s/ Mark L. Nelson

Mark L. Nelson
President and Chief Executive Officer